-------------------------------
                         Semiannual Report June 30, 1998
                         -------------------------------

                                   OPPENHEIMER

                                   Convertible
                                 Securities Fund


                                [GRAPHIC OMITTED]


                                     [LOGO]
                               OppenheimerFunds(R)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's Managers

10 Statement of Investments

20 Statement of
   Assets and
   Liabilities

22 Statement of Operations

23 Statements of Changes in
   Net Assets

24 Financial Highlights

28 Notes to Financial
   Statements

37 Officers and
   Trustees

40 Information and Services


 Report highlights
--------------------------------------------------------------------------------

o A strong U.S. economy and stock market supported price gains in the convertible securities market.

o Low interest rates and inflation helped convertible securities compete favorably with yields of high-quality bonds and dividend-paying stocks.

-----------------------------------
 Cumulative Total Returns
-----------------------------------

For the 6-Month Period
Ended 6/30/98

Class A
 Without            With
 Sales Chg.(1)      Sales Chg.(2)
-----------------------------------
 5.56%              (0.51)%
-----------------------------------

Class B
 Without            With
 Sales Chg.(1)      Sales Chg.(2)
-----------------------------------
 5.09%              0.09%
-----------------------------------

Class C
 Without            With
 Sales Chg.(1)      Sales Chg.(2)
-----------------------------------
 5.10%              4.10%
-----------------------------------

Class M
 Without            With
 Sales Chg.(1)      Sales Chg.(2)
-----------------------------------
 5.30%              5.30%
-----------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 5/1/95). Class C return includes the applicable contingent deferred sales charge of 1%. Class C shares have an inception date of 3/11/96. Class M return includes the current maximum initial sales charge of 3.25%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class M shares are subject to an annual 0.50% asset-based sales charge.


                    2 Oppenheimer Convertible Securities Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Convertible
Securities Fund

 Dear shareholder,
--------------------------------------------------------------------------------

As we move further into 1998, we remain impressed by the strength of the U.S. economy, despite the volatility in the world's financial markets. While we've seen a decline in stock prices this summer, taking a wider perspective of the markets reveals that, over the long term, U.S. and many world markets have continued to serve investors well.

      At OppenheimerFunds, we are pleased to help our shareholders seek the rewards of rising markets, but we also recognize that increasing levels of return cannot last forever. In fact, we've already begun to see signs of change. Because no one can predict exactly how the markets will react tomorrow or the next day, we feel it is prudent to continually identify, evaluate and manage the risks that may affect our fund shareholders.

      One of the leading risks facing investors today is rooted in the fact that stock valuations remain at the high end of their historical range, while U.S. corporate earnings growth is slowing. Given these circumstances, we believe, regardless of daily fluctuations in the markets, it is unlikely that stocks will sustain the unprecedented growth rate of the past three years. However, we also believe that any market corrections we may see would be only temporary pauses on the way to potential long-term gains.

      We are also examining the potential economic effects of the "millennium problem" that will render many computer systems unable to recognize the year 2000 when it arrives. Solving this problem may require some companies to divert substantial human and financial resources from their core businesses, possibly constraining global economic growth during 1999 and 2000.

      For our part, we can report that OppenheimerFunds has made solid progress toward ensuring that our shareholder accounting systems are fully "year 2000 compliant," and that all shareholder accounts will make a seamless transition into the 21st century.

      We encourage you to meet with your financial advisor to discuss how today's uncertain markets or the millennium problem may affect your investments. Together, you can prepare your investment portfolio for the challenges and opportunities of the new century.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
July 22, 1998


                    3 Oppenheimer Convertible Securities Fund

------------------------------------
 Avg Annual Total Returns
------------------------------------
For the Periods Ended 6/30/98(1)

Class A
                 Since
 1 year  5 year  Inception
------------------------------------
 7.33%   N/A     13.76%
------------------------------------

Class B
                 Since
 1 year  5 year  Inception
------------------------------------
 7.99%   N/A     14.36%
------------------------------------

Class C
                 Since
 1 year  5 year  Inception
------------------------------------
 12.02%  N/A     13.36%
------------------------------------

Class M
 1 year  5 year  10 year
------------------------------------
 9.70%   12.94%  12.32%
------------------------------------


------------------------------------
 Cumulative Total Return
------------------------------------
For the Period Ended 6/30/98(1)

Class M
(formerly Class A)
 5 year
------------------------------------
 83.74%          $18,374(3)
------------------------------------

 Performance update
--------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund performed very strongly over the past six months. The Fund's Class A shares generated a cumulative total return of 5.56% without deducting sales charges.(2) That's primarily because convertible securities provided participation in the potential gains of the stock market while providing higher yields than most dividend-paying stocks.

Growth of $10,000
Over five years(3)
(without sales charges)

                      Oppenheimer                Goldman &
                      Convertible                Sachs 100
                    Securities Fund          Convertible Fund
                    Class M Shares
   6/93                  10000                    10000
   9/93                  10878.6                  10264.6
  12/93                  11189.8                  10545.1
   3/94                  11356.6                  10434.3
   6/94                  11081.4                  10176.5
   9/94                  11622.5                  10524.1
  12/94                  11064                    10033.2
   3/95                  11817.3                  10882.4
   6/95                  12762.5                  11848.5
   9/95                  13794.4                  12509.6
  12/95                  13943.6                  12795.1
   3/96                  14203.5                  13569.5
   6/96                  14479.1                  13844.7
   9/96                  14767.1                  14260.8
  12/96                  15279.2                  14548.9
   3/97                  15556.6                  14745.3
   6/97                  16771.5                  16117.1
   9/97                  18060                    17797.1
  12/97                  18058.5                  17387.4
   3/98                  19550.5                  18859.5
   6/98                  18992                    18691.6

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 5/1/95. The Fund's maximum sales charge for Class A shares was lower prior to 3/11/96, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 5/1/95). Class C returns for the one-year result include the applicable contingent deferred sales charge of 1%. Class C shares have an inception date of 3/11/96. Class M returns include the current maximum initial sales charge of 3.25%. Class M shares have an inception date of 6/3/86. Prior to 3/11/96, Class M shares were designated as Class A shares. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class M shares are subject to an annual 0.50% asset-based sales charge.


                    4 Oppenheimer Convertible Securities Fund

Portfolio Allocation(4)

[PIE CHART OMITTED]

o Convertible
  Corporate
  Bonds & Notes          60.8%
o Other Securites        15.4
o Cash Equivalents        8.5
o Structured Notes        6.7
o Preferred Stocks        6.2
o Common Stock            2.4

Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund is for investors looking for income plus built-in growth potential.

What We Look For

o Convertible securities with both good upside potential and reduced downside risk.

o Companies with strong balance sheets, anticipated strong cash flow, and interest or dividend coverage at good values.

o Smaller companies that often provide better values.

o Securities that can provide equity-like returns, without excessive volatility.

Sector Breakdown(5)
--------------------------------------------------------------------------------
 Technology              28.9%      Financial              8.0%
--------------------------------------------------------------------------------
 Industrial              18.4       Energy                 2.5
--------------------------------------------------------------------------------
 Consumer Cyclicals      15.0       Utilities              2.4
--------------------------------------------------------------------------------
 Consumer Non-Cyclicals  14.0       Basic Materials        1.6
--------------------------------------------------------------------------------

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
3. Results of a hypothetical $10,000 investment in Class M shares on June 30, 1993. The Goldman Sachs 100 Convertible Index is a broad-based unmanaged index of convertible securities, and cannot be purchased directly by investors. Convertible securities are subject to credit risks described in the prospectus, and may not perform as well as stocks in rising markets. Past performance does not guarantee future results.
4. Portfolio is subject to change. Percentages are as of June 30, 1998 and are based on total market value of investments.
5. Portfolio is subject to change. Percentages are as of June 30, 1998 and are based on net assets.


                    5 Oppenheimer Convertible Securities Fund

"The convertible securities market has done exceptionally well compared to other fixed-income alternatives."

 An interview with your Fund's managers
--------------------------------------------------------------------------------

Why did the Fund change its name?

The name of the Fund was changed from Oppenheimer Bond Fund for Growth to Oppenheimer Convertible Securities Fund. We believe that the new name provides a more accurate description of the Fund and its holdings.

How has Oppenheimer Convertible Securities Fund performed over the past six months?

The Fund's Class A shares provided a cumulative total return, without deducting sales charges, of 5.56% for the six-month period ended June 30, 1998.(1)

How has the convertible securities market performed so far in 1998?

Convertible securities are debt instruments that may be converted at some future date into shares of the issuer's common stock. Therefore, their performance is linked both to the interest rate environment and conditions in the stock market. Accordingly, the convertible securities market has done well over the past six months, comparing favorably to most fixed-income alternatives. Convertible securities also provided higher returns than small-capitalization stocks, as measured by the Russell 2000 index.

      In our view, two different types of investors benefited most from convertible securities' recent performance. First, for investors seeking a fixed-income alternative that provides a hedge against potential inflation, convertible securities generally outperformed comparable income-producing alternatives on a total return basis. Second, for those wanting to protect some of their assets from the risks of a highly valued stock market, convertible securities helped provide participation in much of the stock market's gains, but with reduced risk.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                    6 Oppenheimer Convertible Securities Fund

[PHOTO]

Portfolio Management
Team (l to r)
Ted Everett
Mike Rosen
(Portfolio Managers)

Why have convertibles performed so well?

Economic conditions so far this year have provided a healthy environment for convertible securities. That's because a strong economy has supported the growth of corporate profits, which is good for convertible securities' equity component. Yet, inflation remained quite low, helping to keep convertible securities' income component competitive with bonds and dividend-paying stocks. Furthermore, convertible securities have a fixed maturity date on which the issuer promises to repay principal in full. This combination of potential growth and high income attracted investors in droves.

How were the Fund's assets allocated among the various market sectors?

As of June 30, 1998, about 60% of the Fund's assets were invested in convertible bonds, and another 20% were invested in convertible stocks. About 10% was invested in foreign equities, approximately 1% in U.S. corporate bonds and 9% in cash and cash equivalents.

      While these proportions were not appreciably different from the Fund's allocations at the beginning of the year, there has been a considerable amount of activity within each market segment. Most significantly, we sold securities that either reached our price targets or were considered too risky in a potentially volatile stock market. We replaced those investments with convertible securities that, in our opinion, featured a more attractive risk/reward profile.


                    7 Oppenheimer Convertible Securities Fund

"The Fund's name was changed... to more accurately describe its holdings."

 An interview with your Fund's managers
--------------------------------------------------------------------------------

In what industries did you find the most attractive opportunities?

Although we select investments for the Fund on a security-by-security basis, during the past six months the portfolio's industry allocations generally reflected those of the broad convertible securities market. For example, about one third of our convertible positions were from a broadly diversified array of companies in the technology industry.

      Convertible securities issued by companies in stable industries with predictable revenues and cash flows generally performed best. For example, well-known pharmaceutical and entertainment companies benefited from investors' preference for large, well-known companies with histories of consistent earnings growth. In part, this is the result of a "flight to quality" among overseas investors in the wake of the Asian financial crisis. Just as most U.S.-based investors look to large, household names for their overseas investments, foreign investors have tended to choose the best-known companies when investing in the United States.

      In addition, we found a number of attractive opportunities in the telecommunications sector, particularly among local telephone exchange carriers. We also increased our exposure to information technology services companies, focusing on firms that provide outsourcing and computer programming services to corporations. Finally, we established a number of new positions in convertible securities issued by real estate investment trusts (REITs).


                    8 Oppenheimer Convertible Securities Fund

"We look for... stable industries with predictable revenues and cash flows."

Have any industries disappointed you since the beginning of the year?

Convertible securities issued by healthcare services companies have provided relatively lackluster performance. That's because the entire managed care industry--ranging from Preferred Provider Organizations (PPOs) to Health Maintenance Organizations (HMOs)suffered from a poor pricing environment and the risks of potential government regulation.

What is your outlook for the convertible market over the next six months?

We believe convertible securities will perform competitively, relative to other types of fixed-income securities. But we don't expect the same magnitude of returns as we achieved during the first half of the year. In our opinion, convertible securities' income component will comprise a larger portion of their total returns over the foreseeable future. That's because we expect U.S. economic growth to moderate during the second half of 1998, which may reduce corporate earnings growth. If that occurs, it is unlikely that equity prices will rise dramatically over the next several months.

      Even if stocks pause, we do not expect bonds to provide much competition for convertible securities. We believe that inflation will remain low, and slower economic growth should reduce the likelihood of higher interest rates and bond yields. Accordingly, we expect yields on convertible securities to continue to rival those of high-quality bonds.


                    9 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
 Statement of Investments June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                              Face            Market Value
                                                                              Amount          See Note 1
===========================================================================================================
Convertible Corporate Bonds and Notes--60.3%
-----------------------------------------------------------------------------------------------------------
Basic Materials--0.3%
-----------------------------------------------------------------------------------------------------------
Metals--0.3%
Homestake Mining Co., 5.50% Cv. Sub. Nts., 6/23/00(1)                         $   4,000,000   $   3,850,000
-----------------------------------------------------------------------------------------------------------
Consumer Cyclicals--10.8%
-----------------------------------------------------------------------------------------------------------
Autos & Housing--4.7%
Magna International, Inc., 4.875% Cv. Sub. Debs., 2/15/05(1)                     11,000,000      12,155,000
-----------------------------------------------------------------------------------------------------------
MascoTech, Inc., 4.50% Cv. Sub. Debs., 12/15/03                                  13,000,000      12,171,250
-----------------------------------------------------------------------------------------------------------
Rouse Co., 5.75% Cv. Sub. Nts., 7/23/02                                           9,450,000      10,773,000
-----------------------------------------------------------------------------------------------------------
Security Capital U.S. Realty, 2% Cv. Sr. Unsec. Bonds, 5/22/03(2)                14,500,000      12,225,312
-----------------------------------------------------------------------------------------------------------
Sunbeam Corp., Zero Coupon Cv. Sub. Debs., 5.96%, 3/25/18(1)(3)                  27,500,000       6,393,750
                                                                                              -------------
                                                                                                 53,718,312

-----------------------------------------------------------------------------------------------------------
Leisure & Entertainment--1.0%
Hudson Hotels Corp., 7.50% Cv. Sub. Debs., 7/1/01(2)                              7,500,000       7,020,000
-----------------------------------------------------------------------------------------------------------
Speedway Motorsports, Inc., 5.75% Cv. Sub. Debs., 9/30/03                         4,000,000       4,265,000
                                                                                              -------------
                                                                                                 11,285,000

-----------------------------------------------------------------------------------------------------------
Media--1.5%
Hollinger, Inc., Zero Coupon Cv. Sub. Liquid Yield Option Nts.,
6.33%, 10/5/13(3)                                                                10,000,000       4,225,000
-----------------------------------------------------------------------------------------------------------
Interpublic Group Cos., 1.80% Cv. Sub. Debs., 9/16/04(1)                          9,000,000       8,415,000
-----------------------------------------------------------------------------------------------------------
Thomas Nelson, Inc., 5.75% Cv. Nts., 11/30/99(1)                                  4,000,000       3,985,000
                                                                                              -------------
                                                                                                 16,625,000

-----------------------------------------------------------------------------------------------------------
Retail: General--0.2%
Travel Ports of America, Inc., 8.50% Cv. Sr. Sub. Debs.,
1/15/05 (Reg S)(2)                                                                2,407,000       2,813,518
-----------------------------------------------------------------------------------------------------------
Retail: Specialty--3.4%
Cendant Corp., 3% Cv. Sub. Nts., 2/15/02(4)                                       7,000,000       6,851,250
-----------------------------------------------------------------------------------------------------------
Corporate Express, Inc., 4.50% Cv. Sub. Nts., 7/1/00                             12,150,000      11,238,750
-----------------------------------------------------------------------------------------------------------
Costco Cos., Inc., Zero Coupon Cv. Sub. Nts., 3.50%, 8/19/17(1)(3)(4)             8,000,000       6,130,000
-----------------------------------------------------------------------------------------------------------
Costco Cos., Inc., Zero Coupon Cv. Sub. Nts., 2.01%, 8/19/17(3)(4)                5,000,000       3,831,250
-----------------------------------------------------------------------------------------------------------
Nine West Group, Inc., 5.50% Cv. Sub. Nts., 7/15/03(1)                            7,800,000       6,493,500
-----------------------------------------------------------------------------------------------------------
Nine West Group, Inc., 5.50% Cv. Sub. Nts., 7/15/03                               1,200,000         999,000
-----------------------------------------------------------------------------------------------------------
Rite Aid Corp., 5.25% Cv. Unsec. Sub. Nts., 9/15/02(1)                            2,000,000       2,480,000
                                                                                              -------------
                                                                                                 38,023,750


                   10 Oppenheimer Convertible Securities Fund

                                                                              Face            Market Value
                                                                              Amount          See Note 1
-----------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--11.2%
-----------------------------------------------------------------------------------------------------------
Beverages--0.1%
Chock Full O'Nuts Corp., 8% Cv. Sub. Debs., 9/15/06                           $   1,242,000   $   1,260,630
-----------------------------------------------------------------------------------------------------------
Healthcare/Drugs--4.3%
Athena Neurosciences, Inc., 4.75% Cv. Nts., 11/15/04(1)                           5,000,000       5,781,250
-----------------------------------------------------------------------------------------------------------
Chiron Corp., 1.90% Cv. Sub. Nts., 11/17/00(1)                                   17,000,000      15,618,750
-----------------------------------------------------------------------------------------------------------
Dura Pharmaceuticals, Inc., 3.50% Cv. Sub. Nts., 7/15/02                          7,000,000       5,862,500
-----------------------------------------------------------------------------------------------------------
Fuisz Technologies Ltd., 7% Cv. Sub. Debs., 10/15/04(1)                           6,850,000       6,909,937
-----------------------------------------------------------------------------------------------------------
Fuisz Technologies Ltd., 7% Cv. Sub. Debs., 10/15/04                                150,000         151,312
-----------------------------------------------------------------------------------------------------------
Roche Holdings, Inc., Zero Coupon Cv. Liquid Yield Option Nts.,
5.49%, 4/20/10(1)(3)                                                             12,000,000       6,870,000
-----------------------------------------------------------------------------------------------------------
Roche Holdings, Inc., Zero Coupon Exchangeable Liquid Yield
Option Nts., 6.38%, 5/6/12(1)(3)                                                 15,000,000       7,246,950
                                                                                              -------------
                                                                                                 48,440,699

-----------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--6.4%
Concentra Managed Care, Inc., 4.50% Cv. Sub. Nts., 3/15/03(1)                    13,000,000      11,732,500
-----------------------------------------------------------------------------------------------------------
Genzyme Corp. (General Division), 5.25% Cv. Sub. Nts., 6/1/05(1)                  5,000,000       4,725,000
-----------------------------------------------------------------------------------------------------------
HealthSouth Corp., 3.25% Cv. Sub. Nts., 4/1/03(1)                                 4,500,000       4,494,375
-----------------------------------------------------------------------------------------------------------
NovaCare, Inc., 5.50% Cv. Sub. Debs., 1/15/00                                     5,000,000       4,750,000
-----------------------------------------------------------------------------------------------------------
Omnicare, Inc., 5% Cv. Sub. Debs., 12/1/07(1)                                     8,000,000       9,270,000
-----------------------------------------------------------------------------------------------------------
PhyCor, Inc., 4.50% Cv. Sub. Debs., 2/15/03                                      15,000,000      12,581,250
-----------------------------------------------------------------------------------------------------------
St. Jude Medical, Inc., 5.75% Cv. Sub. Nts., 8/15/01                              6,000,000       7,387,500
-----------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 6% Exchangeable Sub. Nts., 12/1/05
(Exchangeable into Common Stock of Vencor, Inc.)                                 11,000,000       9,432,500
-----------------------------------------------------------------------------------------------------------
ThermoTrex Corp., 3.25% Cv. Gtd. Bonds, 11/1/07                                   4,000,000       3,575,000
-----------------------------------------------------------------------------------------------------------
Veterinary Centers of America, Inc., 5.25% Cv. Sub. Debs., 5/1/06                 4,050,000       3,543,750
-----------------------------------------------------------------------------------------------------------
Veterinary Centers of America, Inc., 5.25% Cv. Unsec. Sub. Debs.,
Series REGS, 5/1/06                                                                 570,000         498,750
                                                                                              -------------
                                                                                                 71,990,625

-----------------------------------------------------------------------------------------------------------
Tobacco--0.4%
Standard Commercial Corp., 7.25% Cv. Sub. Debs., 3/31/07                          4,984,000       4,180,330
-----------------------------------------------------------------------------------------------------------
Energy--1.8%
-----------------------------------------------------------------------------------------------------------
Oil-Integrated--1.8%
Loews Corp., 3.125% Cv. Sub. Nts., 9/15/07                                       10,000,000       9,287,500
-----------------------------------------------------------------------------------------------------------
Pennzoil Co., 4.75% Exchangeable Sr. Debs., 10/1/03
(Exchangeable into Common Stock of Chevron Corp.)(4)                              8,000,000      11,520,000
                                                                                              -------------
                                                                                                 20,807,500


                   11 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                              Face            Market Value
                                                                              Amount          See Note 1
-----------------------------------------------------------------------------------------------------------
Financial--2.6%
-----------------------------------------------------------------------------------------------------------
Diversified Financial--2.0%
Bell Atlantic Financial Services Corp.,
5.75% Cv. Sr. Unsec. Nts., 4/1/03(1)                                          $  20,000,000   $  20,525,000
-----------------------------------------------------------------------------------------------------------
Meditrust Cos., 6.875% Cv. Debs., 11/15/98                                        2,000,000       2,005,000
                                                                                              -------------
                                                                                                 22,530,000

-----------------------------------------------------------------------------------------------------------
Insurance--0.6%
Penn Treaty American Corp., 6.25% Cv. Sub. Nts., 12/1/03(1)                       4,250,000       5,429,375
-----------------------------------------------------------------------------------------------------------
Westbridge Capital Corp., 7.50% Cv. Sub. Nts., 5/1/04(5)                          2,500,000         825,000
                                                                                              -------------
                                                                                                  6,254,375

-----------------------------------------------------------------------------------------------------------
Industrial--12.7%
-----------------------------------------------------------------------------------------------------------
Industrial Materials--0.5%
Empresas Ica Sociedad Controladora, SA de CV,
5% Cv. Sub. Debs., 3/15/04                                                        7,500,000       5,606,250
-----------------------------------------------------------------------------------------------------------
Industrial Services--9.5%
Corestaff, Inc., 2.94% Cv. Sub. Nts., 8/15/04                                     7,000,000       6,781,250
-----------------------------------------------------------------------------------------------------------
Danka Business Systems plc, 6.75% Cv. Sub. Nts., 4/1/02                          10,000,000       8,800,000
-----------------------------------------------------------------------------------------------------------
Getty Images, Inc., 4.75% Cv. Sub. Nts., 6/1/03(1)                                5,000,000       4,825,000
-----------------------------------------------------------------------------------------------------------
Interpublic Group Cos., 13.386% Cv. Sub. Nts., 9/16/04                            2,000,000       1,870,000
-----------------------------------------------------------------------------------------------------------
Kent Electronics Corp., 4.50% Cv. Sub. Nts., 9/1/04                               5,000,000       3,975,000
-----------------------------------------------------------------------------------------------------------
Lam Research Corp., 5% Cv. Sub. Nts., 9/1/02                                      5,000,000       4,050,000
-----------------------------------------------------------------------------------------------------------
Mansur Industries, Inc., 8.25% Cv. Sub. Nts., 2/18/03(2)                          4,000,000       4,720,000
-----------------------------------------------------------------------------------------------------------
May & Speh, Inc., 5.25% Cv. Sub. Nts., 4/1/03                                     5,000,000       6,906,250
-----------------------------------------------------------------------------------------------------------
Phoenix Duff & Phelps Corp., 6% Cv. Sub. Debs., 11/1/15                           7,817,500       9,273,509
-----------------------------------------------------------------------------------------------------------
Pride International, Inc., Zero Coupon Cv. Sub. Debs.,
4.66%, 4/24/18(3)                                                                16,000,000       5,960,000
-----------------------------------------------------------------------------------------------------------
Thermo Ecotek Corp., 4.875% Cv. Sub. Debs., 4/15/04(1)                            5,000,000       4,968,750
-----------------------------------------------------------------------------------------------------------
Thermo Fibertek, Inc., 4.50% Cv. Sub. Debs., 7/15/04(1)                           5,000,000       5,068,750
-----------------------------------------------------------------------------------------------------------
Thermo Instrument Systems, Inc., 4% Cv. Gtd. Nts.,
Series RG, 1/15/05                                                                3,999,999       4,010,000
-----------------------------------------------------------------------------------------------------------
Thermo Instrument Systems, Inc., 4.50% Cv. Debs.,
Series REGS, 10/15/03                                                             3,500,000       3,508,750
-----------------------------------------------------------------------------------------------------------
Thermo TerraTech, Inc., 4.625% Cv. Sub. Nts., 5/1/03                              1,798,000       1,620,448
-----------------------------------------------------------------------------------------------------------
Thermo TerraTech, Inc., 4.625% Cv. Sub. Debs., 5/1/03(1)                          1,500,000       1,351,875
-----------------------------------------------------------------------------------------------------------
U.S. Filter Corp., 4.50% Cv. Sub. Nts., 12/15/01                                 10,000,000      10,212,500
-----------------------------------------------------------------------------------------------------------
USA Waste Services, Inc., 4% Cv. Sub. Debs., 2/1/02                               4,737,000       5,885,723
-----------------------------------------------------------------------------------------------------------
WMX Technologies, Inc., 2% Cv. Sub. Nts., 1/24/05                                13,000,000      13,032,500
                                                                                              -------------
                                                                                                106,820,305


                   12 Oppenheimer Convertible Securities Fund

                                                                              Face            Market Value
                                                                              Amount          See Note 1
-----------------------------------------------------------------------------------------------------------
Manufacturing--2.7%
Hexcel Corp., 7% Cv. Sub. Debs., 8/1/11                                       $   4,000,000   $   3,960,000
-----------------------------------------------------------------------------------------------------------
Mark IV Industries, Inc., 4.75% Cv. Sub. Nts., 11/1/04(1)                        19,000,000      17,598,750
-----------------------------------------------------------------------------------------------------------
Mark IV Industries, Inc., 4.75% Cv. Sub. Nts., 11/1/04                            4,000,000       3,705,000
-----------------------------------------------------------------------------------------------------------
Synetic, Inc., 5% Cv. Sub. Debs., 2/15/07                                         5,000,000       5,381,250
                                                                                              -------------
                                                                                                 30,645,000

-----------------------------------------------------------------------------------------------------------
Technology--20.0%
-----------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.2%
Kellstrom Industries, Inc., 5.50% Cv. Unsec. Sub. Nts., 6/15/03                   2,000,000       2,125,000
-----------------------------------------------------------------------------------------------------------
Computer Hardware--3.0%
Adaptec, Inc., 4.75% Cv. Sub. Nts., 2/1/04                                       15,000,000      11,400,000
-----------------------------------------------------------------------------------------------------------
Micron Technology, Inc., 7% Cv. Sub. Nts., 7/1/04                                 4,000,000       3,735,000
-----------------------------------------------------------------------------------------------------------
Quantum Corp., 7% Cv. Sub. Nts., 8/1/04                                           4,500,000       4,320,000
-----------------------------------------------------------------------------------------------------------
Telxon Corp., 5.75% Cv. Sub. Nts., 1/1/03(1)                                      2,250,000       2,680,313
-----------------------------------------------------------------------------------------------------------
Telxon Corp., 5.75% Cv. Sub. Nts., 1/1/03                                         4,500,000       5,360,625
-----------------------------------------------------------------------------------------------------------
Xerox Corp., 0.57% Cv. Sub. Nts., 4/21/18(1)                                     12,000,000       6,870,000
                                                                                              -------------
                                                                                                 34,365,938

-----------------------------------------------------------------------------------------------------------
Computer Software/Services--3.2%
Arbor Software Corp., 4.50% Cv. Sub. Nts., 3/15/05(1)                             4,500,000       3,943,125
-----------------------------------------------------------------------------------------------------------
HNC Software, Inc., 4.75% Cv. Unsec. Sub. Nts., 3/1/03                            6,500,000       7,206,875
-----------------------------------------------------------------------------------------------------------
MacNeal-Schwendler Corp., 7.875% Cv. Sub. Debs., 8/18/04                          4,017,000       4,052,149
-----------------------------------------------------------------------------------------------------------
National Data Corp., 5% Cv. Sub. Nts., 11/1/03                                    8,100,000       8,353,125
-----------------------------------------------------------------------------------------------------------
Network Associates, Inc., Zero Coupon Cv. Sub. Debs.,
4.53%, 2/13/18(1)(3)                                                             14,000,000       6,545,000
-----------------------------------------------------------------------------------------------------------
Tecnomatix Technologies Ltd., 5.25% Cv. Sub. Nts., 8/15/04(1)                     7,700,000       6,237,000
                                                                                              -------------
                                                                                                 36,337,274


                   13 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                              Face            Market Value
                                                                              Amount          See Note 1
-----------------------------------------------------------------------------------------------------------
Electronics--8.9%
Advanced Micro Devices, Inc., 6% Cv. Sub. Nts., 5/15/05                       $   5,000,000   $   4,125,000
-----------------------------------------------------------------------------------------------------------
California Microwave, Inc., 5.25% Cv. Sub. Nts., 12/15/03                         9,645,000       8,487,600
-----------------------------------------------------------------------------------------------------------
Checkpoint Systems, Inc., 5.25% Cv. Sub. Debs., 11/1/05                           2,300,000       2,187,875
-----------------------------------------------------------------------------------------------------------
Motorola, Inc., Zero Coupon Cv. Sub. Liquid Yield Option Nts.,
1.44%, 9/27/13(3)                                                                20,000,000      14,675,000
-----------------------------------------------------------------------------------------------------------
Park Electrochemical Corp., 5.50% Cv. Sub. Nts., 3/1/06                           9,000,000       7,751,250
-----------------------------------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd., Zero Coupon
-----------------------------------------------------------------------------------------------------------
Credit Enhanced Debt Indexed to Stock, 4.93%, 7/3/02(1)(3)                        6,250,000       6,921,875
-----------------------------------------------------------------------------------------------------------
Thermo Electron Corp., 4.25% Cv. Sub. Nts., 1/1/03(1)                            15,500,000      16,565,625
-----------------------------------------------------------------------------------------------------------
Thermo Instrument Systems, Inc., 4.50% Gtd. Cv. Sr. Debs., 10/15/03(1)            6,000,000       6,015,000
-----------------------------------------------------------------------------------------------------------
Thermo Optek Corp., 5% Cv. Sub. Debs., 10/15/00(1)                                9,535,000      10,750,713
-----------------------------------------------------------------------------------------------------------
Thermo Voltek Corp., 3.75% Cv. Sub. Debs., 11/15/00                               2,470,000       2,468,456
-----------------------------------------------------------------------------------------------------------
ThermoQuest Corp., 5% Cv. Sub. Debs., 8/15/00                                     1,500,000       1,653,750
-----------------------------------------------------------------------------------------------------------
ThermoQuest Corp., 5% Cv. Sub. Debs., 8/15/00(1)                                  9,775,000      10,776,938
-----------------------------------------------------------------------------------------------------------
Xilinx, Inc., 5.25% Cv. Sub. Nts., 11/1/02(1)                                     7,000,000       6,545,000
-----------------------------------------------------------------------------------------------------------
Xilinx, Inc., 5.25% Cv. Sub. Nts., 11/1/02                                        2,000,000       1,870,000
                                                                                              -------------
                                                                                                100,794,082

-----------------------------------------------------------------------------------------------------------
Telecommunications/Technology--4.7%
Clear Channel Communications, Inc., 2.625% Cv. Sr. Nts., 4/1/03                   5,000,000       5,362,500
-----------------------------------------------------------------------------------------------------------
Comverse Technology, Inc., 5.75% Cv. Sub. Debs., 10/1/06                          8,000,000      10,260,000
-----------------------------------------------------------------------------------------------------------
Gilat Satellite Networks Ltd., 6.50% Cv. Sub. Nts., 6/3/04(1)                     7,250,000       7,521,875
-----------------------------------------------------------------------------------------------------------
Premiere Technologies, Inc., 5.75% Cv. Sub. Nts., 7/1/04                          7,000,000       7,382,500
-----------------------------------------------------------------------------------------------------------
SmarTalk TeleServices, Inc., 5.75% Cv. Sub. Nts., 9/15/04(1)                     11,000,000       9,226,250
-----------------------------------------------------------------------------------------------------------
SmarTalk TeleServices, Inc., 5.75% Cv. Sub. Nts., 9/15/04                         4,000,000       3,355,000
-----------------------------------------------------------------------------------------------------------
U.S. Cellular Corp., Zero Coupon Cv. Sub. Liquid Yield Option Nts.,
5.82%, 6/15/15(3)                                                                26,000,000       9,782,500
                                                                                              -------------
                                                                                                 52,890,625

-----------------------------------------------------------------------------------------------------------
Utilities--0.9%
-----------------------------------------------------------------------------------------------------------
Telephone Utilities--0.9%
BBN Corp., 6% Cv. Sub. Debs., 4/1/12                                             11,004,000      10,178,700
                                                                                              -------------
Total Convertible Corporate Bonds and Notes (Cost $679,341,857)                                 681,542,913


                   14 Oppenheimer Convertible Securities Fund

                                                                                              Market Value
                                                                              Shares          See Note 1
===========================================================================================================
Preferred Stocks--6.1%
-----------------------------------------------------------------------------------------------------------
7th Level, Inc., Preferred Stock, Series A(2)(6)                                      2,500   $   2,500,000
-----------------------------------------------------------------------------------------------------------
Aetna, Inc., $4.75 Cv. Preferred Stock                                              100,000       7,512,500
-----------------------------------------------------------------------------------------------------------
Budget Group, Inc., 6.25% Cv.(1)                                                    104,000       6,045,000
-----------------------------------------------------------------------------------------------------------
CVS Corp., 6% Cv. Preferred Stock                                                    60,000       4,578,750
-----------------------------------------------------------------------------------------------------------
Danskin, Inc., $88.272 Cv. Preferred, Series D(2)(6)                                     88       1,820,614
-----------------------------------------------------------------------------------------------------------
Estee Lauder Co., 6.25% Cv. Preferred Stock                                         100,000       6,700,000
-----------------------------------------------------------------------------------------------------------
EVI, Inc., 5% Cv. Preferred Stock(1)                                                100,000       4,100,000
-----------------------------------------------------------------------------------------------------------
Microsoft Corp., $2.196 Cv., Series A                                                80,000       7,600,000
-----------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 6.50% Cv. Preferred Stock(1)                         100,000       4,925,000
-----------------------------------------------------------------------------------------------------------
Owens-Illinois, Inc., 4.75% Cv. Preferred Stock                                     121,400       6,327,975
-----------------------------------------------------------------------------------------------------------
Sensormatic Electronics Corp., 6.50% Cv. Preferred Stock(1)                         225,000       5,428,125
-----------------------------------------------------------------------------------------------------------
Skytel Communications, Inc., $2.25 Cv. Sub. Debs.                                   171,100       6,074,050
-----------------------------------------------------------------------------------------------------------
WinStar Communications, Inc., 7% Cv. Preferred Stock(1)                             100,000       5,437,500
                                                                                              -------------
Total Preferred Stocks (Cost $64,632,881)                                                        69,049,514

                                                                              Shares or
                                                                              Face Amount
===========================================================================================================
Other Securities--15.4%
-----------------------------------------------------------------------------------------------------------
Basic Materials--1.3%
-----------------------------------------------------------------------------------------------------------
Metals--0.3%
USX Capital Trust, 6.75% Cv. Preferred Stock                                         80,200       3,859,625
-----------------------------------------------------------------------------------------------------------
Paper--1.0%
International Paper Capital Trust, 5.25% Cv. Preferred Securities, 7/20/25          225,000      10,884,375
-----------------------------------------------------------------------------------------------------------
Consumer Cyclicals--3.8%
-----------------------------------------------------------------------------------------------------------
Autos & Housing--1.7%
Daimler Benz AG, American Deposit Nts. representing
5.75% Sub. Mandatory Cv. Nts., 6/14/02                                               27,988       2,546,908
-----------------------------------------------------------------------------------------------------------
Equity Office Properties Trust, 5.25% Cv. Preferred Stock(1)(6)                     250,000      10,875,000
-----------------------------------------------------------------------------------------------------------
Fleetwood Enterprises Capital Trust I, 6% Cv. Preferred Stock(1)                    100,000       5,300,000
                                                                                              -------------
                                                                                                 18,721,908

-----------------------------------------------------------------------------------------------------------
Food--0.4%
Suiza Capital Trust II/Suiza Foods Corp., 5.50% Cv. Preferred Stock(1)              100,000       5,000,000
-----------------------------------------------------------------------------------------------------------
Leisure & Entertainment--0.9%
Houston Industries, Inc., 7% Automatic Common Exchange Securities,
7/1/00 (Time Warner, Inc.)                                                           50,000       3,725,000
-----------------------------------------------------------------------------------------------------------
Wendy's Financing Trust I, $2.50 Term Convertible Securities,
Series A, 9/15/26                                                                   113,500       6,242,500
                                                                                              -------------
                                                                                                  9,967,500


                   15 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                              Shares or       Market Value
                                                                              Face Amount     See Note 1
-----------------------------------------------------------------------------------------------------------
Media--0.8%
News Corp. Ltd., 5% Exchangeable Trust Originated Preferred Securities,
1/2/16 (British Sky Broadcasting Group plc)(1)                                      100,000   $   8,612,500
-----------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--0.9%
-----------------------------------------------------------------------------------------------------------
Household Goods--0.9%
Newell Financial Trust I, 5.25% Cv. Preferred Stock, 12/1/27(1)                     175,000      10,215,625
-----------------------------------------------------------------------------------------------------------
Energy--0.7%
-----------------------------------------------------------------------------------------------------------
Energy Services & Products--0.7%
El Paso Energy Corp. Capital Trust I, 4.75% Cv. Preferred Stock                     150,000       7,950,000
-----------------------------------------------------------------------------------------------------------
Financial--1.5%
-----------------------------------------------------------------------------------------------------------
Banks--1.0%
National Australia Bank Ltd., Exchangeable Capital Units (each ExCap consists of $25 principal amount of 7.875% Perpetual Capital Security and a purchase contract entitling the holder to exchange ExCaps for
ordinary shares of the bank)(7)                                                     372,900      10,697,568
-----------------------------------------------------------------------------------------------------------
Diversified Financial--0.5%
SunAmerica, Inc., 8.5% Premium Equity Redemption
Cumulative Securities, 10/31/99                                                     125,000       6,000,000
-----------------------------------------------------------------------------------------------------------
Industrial--4.8%
-----------------------------------------------------------------------------------------------------------
Industrial Materials--1.8%
Corning Delaware LP, 6% Cv. Monthly Income Preferred Securities(4)                  133,600       7,548,400
-----------------------------------------------------------------------------------------------------------
Owens Corning Capital LLC, 6.50% Cv. Monthly Income
Preferred Securities, Non-Vtg.(1)                                                   250,000      13,343,750
                                                                                              -------------
                                                                                                 20,892,150

-----------------------------------------------------------------------------------------------------------
Industrial Services--0.6%
Owens & Miner Trust I, 5.375% Cv. Preferred Stock(1)                                160,000       6,320,000
-----------------------------------------------------------------------------------------------------------
Manufacturing--0.5%
Elsag Bailey Financing Trust, 5.50% Cv. Trust Originated
Preferred Securities, 12/31/35                                                      125,000       5,296,875
-----------------------------------------------------------------------------------------------------------
Transportation--1.9%
CNF Trust I, $2.50 Term Convertible Securities, Series A, 6/1/12                    150,000       9,525,000
-----------------------------------------------------------------------------------------------------------
Union Pacific Capital Trust, 6.25% Cv. Preferred Stock(1)                           250,000      11,531,250
                                                                                              -------------
                                                                                                 21,056,250

-----------------------------------------------------------------------------------------------------------
Technology--0.9%
-----------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.5%
Coltec Capital Trust, 5.25% Cv. Preferred Stock(1)                                  120,000       5,625,000


                   16 Oppenheimer Convertible Securities Fund

                                                                              Shares or       Market Value
                                                                              Face Amount     See Note 1
-----------------------------------------------------------------------------------------------------------
Computer Software--0.4%
Vanstar Financing Trust, 6.75% Trust Cv. Preferred Securities, 12/31/49(1)           35,000   $   1,435,000
-----------------------------------------------------------------------------------------------------------
Vanstar Financing Trust, 6.75% Trust Cv. Preferred Securities, 12/31/49              75,000       3,075,000
                                                                                              -------------
                                                                                                  4,510,000

-----------------------------------------------------------------------------------------------------------
Utilities--1.5%
-----------------------------------------------------------------------------------------------------------
Electric Utilities--0.8%
AES Trust II, 5.50% Cv. Preferred Stock, Series B(1)                                135,000       7,695,000
-----------------------------------------------------------------------------------------------------------
AES Trust II, 5.50% Cv. Preferred Stock, Series B                                    25,000       1,425,000
                                                                                              -------------
                                                                                                  9,120,000

-----------------------------------------------------------------------------------------------------------
Gas Utilities--0.3%
MCN Energy Group, Inc., 8% Cv. Preferred Redeemable Increased
Dividend Equity Securities, 5/16/00                                                  30,000       1,376,250
-----------------------------------------------------------------------------------------------------------
MCN Energy Group, Inc., 8.75% Cv. Preferred Redeemable Increased
Dividend Equity Securities, 4/30/99                                                  90,100       2,134,244
                                                                                              -------------
                                                                                                  3,510,494

-----------------------------------------------------------------------------------------------------------
Telephone Utilities--0.4%
SBC Communications, Inc., 7.75% Debt Exchangeable for
Common Stock, 3/15/01, (ADS of Telefonos de Mexico)                                 100,000       4,537,500
                                                                                              -------------
Total Other Securities (Cost $169,636,275)                                                      172,777,370

                                                                              Shares
===========================================================================================================
Common Stocks--2.4%
-----------------------------------------------------------------------------------------------------------
7th Level, Inc.(6)                                                                  625,000       1,298,828
-----------------------------------------------------------------------------------------------------------
American Home Products Corp.                                                         40,080       2,074,140
-----------------------------------------------------------------------------------------------------------
Danskin, Inc.                                                                     2,951,832       5,995,909
-----------------------------------------------------------------------------------------------------------
Danskin, Inc., Restricted Common Shares(2)(6)                                       289,251         357,948
-----------------------------------------------------------------------------------------------------------
Orion Capital Corp.                                                                  60,002       3,352,612
-----------------------------------------------------------------------------------------------------------
Philip Morris Cos., Inc.                                                             66,000       2,598,750
-----------------------------------------------------------------------------------------------------------
Sensormatic Electronics Corp.(1)                                                      6,176          84,446
-----------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA, Sponsored ADR(4)                                   100,000      10,918,750
-----------------------------------------------------------------------------------------------------------
Travel Ports of America, Inc.(6)                                                    111,831         342,482
                                                                                              -------------
Total Common Stocks (Cost $17,548,649)                                                           27,023,865


                   17 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                              Market Value
                                                                              Units           See Note 1
===========================================================================================================
Rights, Warrants and Certificates--0.0%
-----------------------------------------------------------------------------------------------------------
Danskin, Inc.:
Escrow deposit to be used to purchase 686,237 shares of Restricted
Common Stock in Rights Offering(5)                                                       --   $     205,871
Portion of Promissory Note to be used to purchase 53,309 shares
of Restricted Common Stock in Rights Offering(5)                                         --          15,992
Wts., Exp. 10/04(5)                                                                 367,801         264,817
-----------------------------------------------------------------------------------------------------------
Submicron Systems Corp. Wts., Exp. 12/00(5)                                          27,000             486
                                                                                              -------------
Total Rights, Warrants and Certificates (Cost $221,864)                                             487,166

                                                                              Face
                                                                              Amount
===========================================================================================================
Structured Instruments--6.6%
-----------------------------------------------------------------------------------------------------------
Bankers Trust Corp., 3.10%, Common Stock Linked Nts.,
11/5/02 (ACC Corp.)(2)                                                        $   8,000,000       9,880,000
-----------------------------------------------------------------------------------------------------------
Bankers Trust Corp., 7%, Common Stock Linked Nts.,
8/16/99 (Sitel Corp.)(2)                                                          6,000,000       3,960,000
-----------------------------------------------------------------------------------------------------------
Bear Stearns Cos., Inc., 3% Equity Linked Participation Securities,
9/17/02 (McAfee Associates)(2)                                                    8,000,000       8,555,200
-----------------------------------------------------------------------------------------------------------
Bear Stearns Cos., Inc., 6% Equity Linked Participation Securities,
11/25/98 (ACC Corp.)(2)                                                           5,000,004       7,116,006
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 6% Enhanced Yield Equity Linked
Debt Securities, 8/31/98 (Black & Decker Corp.)(2)                                  126,646       6,622,320
-----------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc. 5% PREP, 6/26/00 (Travelers Group, Inc.)                  158,259       9,792,276
-----------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.25% Structured Yield Product
Exchangeable for Common Stock (IMC Global, Inc.)                                     78,000       2,457,000
-----------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 7.25% Structured Yield Product
Exchangeable for Common Stock, 6/15/99 (SunAmerica, Inc.)                           145,000      10,512,500
-----------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Principal-Protected Technology
Basket Performance Linked Nts., 2/2/05                                            5,000,000       5,781,250
-----------------------------------------------------------------------------------------------------------
Nations Bank NA, Enhanced Yield Equity Linked Certificate of
Deposits, 6%, 5/22/00 (Frontier Corp.)(2)                                        10,000,000       9,906,000
                                                                                              -------------
Total Structured Instruments (Cost $68,301,681)                                                  74,582,552


                   18 Oppenheimer Convertible Securities Fund

                                                                              Face            Market Value
                                                                              Amount          See Note 1
=============================================================================================================
Repurchase Agreements--8.4%
-------------------------------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings, Inc., 5.90%, dated
6/30/98, to be repurchased at $95,615,668 on 7/1/98, collateralized by U.S.
Treasury Bonds, 8.75%-10.625%, 2/15/15-2/15/19,
with a value of $98,141,879 (Cost $95,600,000)                                $  95,600,000   $    95,600,000

-------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,095,283,207)                                      99.2%    1,121,063,380
-------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                         0.8         9,926,705
                                                                              -------------   ---------------
Net Assets                                                                            100.0%  $ 1,130,990,085
                                                                              =============   ===============

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $394,890,421 or 34.92% of the Fund's net assets as of June 30, 1998.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
4. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                  Shares
                                  Subject   Expiration   Exercise   Premium      Market Value
                                  to Call   Date         Price      Received     See Note 1
---------------------------------------------------------------------------------------------
Cendant Corp.                     100,000    8/98        $ 40.00    $  403,246   $      6,250
---------------------------------------------------------------------------------------------
Chevron Corp.                      60,000    9/98          80.00       305,690        307,500
Chevron Corp.                      60,000    9/98          85.00       155,695        187,500
---------------------------------------------------------------------------------------------
Corning, Inc.                      75,000    8/98          40.00       288,365         14,063
Corning, Inc.                      75,000    8/98          42.50       171,182          9,375
---------------------------------------------------------------------------------------------
Costco Cos., Inc.                  50,000   10/98          60.00       251,625        350,000
Costco Cos., Inc.                  20,000    7/98          55.00       101,897        160,000
Costco Cos., Inc.                  30,000    7/98          60.00        81,597        112,500
---------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA,
Sponsored ADR                      10,000    1/00         125.00     2,534,415      2,025,000
                                                                     ---------   ------------
                                                                    $4,293,712   $  3,172,188
                                                                    ==========   ============

5. Non-income producing--issuer is in default of interest payment.
6. Non-income producing security.
7. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

See accompanying Notes to Financial Statements.


                   19 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

========================================================================================
Assets
Investments, at value (cost $1,095,283,207)--see accompanying statement   $1,121,063,380
----------------------------------------------------------------------------------------
Cash                                                                              79,811
----------------------------------------------------------------------------------------
Receivables:
Investments sold                                                              16,274,903
Interest and dividends                                                         8,656,128
Shares of beneficial interest sold                                             3,369,426
----------------------------------------------------------------------------------------
Other                                                                             11,932
                                                                          --------------
Total assets                                                               1,149,455,580

========================================================================================
Liabilities
Options written, at value (premiums received $4,293,712)--
see accompanying statement--Note 5                                             3,172,188
----------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                         10,111,348
Dividends                                                                      1,952,699
Shares of beneficial interest redeemed                                         1,676,370
Distribution and service plan fees                                               701,394
Accrued taxes--Note 1                                                            693,569
Trustees' fees                                                                     3,758
Other                                                                            154,169
                                                                          --------------
Total liabilities                                                             18,465,495

========================================================================================
Net Assets                                                                $1,130,990,085
                                                                          ==============

========================================================================================
Composition of Net Assets
Paid-in capital                                                           $1,031,137,357
----------------------------------------------------------------------------------------
Undistributed net investment income                                               18,940
----------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                      72,932,091
----------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                            26,901,697
                                                                          --------------
Net assets                                                                $1,130,990,085
                                                                          ==============


                   20 Oppenheimer Convertible Securities Fund

==============================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$237,525,987 and 14,998,117 shares of beneficial interest outstanding)                  $15.84
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                             $16.81

----------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$474,423,173 and 29,908,872 shares of beneficial interest outstanding)                  $15.86

----------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$116,139,155 and 7,336,324 shares of beneficial interest outstanding)                   $15.83

----------------------------------------------------------------------------------------------
Class M Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $302,901,770 and 19,127,082 shares of beneficial interest outstanding)        $15.84
Maximum offering price per share (net asset value plus sales charge
of 3.25% of offering price)                                                             $16.37

See accompanying Notes to Financial Statements.


                   21 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
 Statement of Operations  For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

===================================================================================
Investment Income
Interest                                                               $ 20,617,300
-----------------------------------------------------------------------------------
Dividends                                                                 6,907,614
                                                                       ------------
Total income                                                             27,524,914

===================================================================================
Expenses
Distribution and service plan fees--Note 4:
Class A                                                                     258,644
Class B                                                                   2,197,738
Class C                                                                     516,820
Class M                                                                   1,140,603
-----------------------------------------------------------------------------------
Management fees--Note 4                                                   2,456,412
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                     123,955
Class B                                                                     252,712
Class C                                                                      53,469
Class M                                                                     163,116
-----------------------------------------------------------------------------------
Accounting service fees--Note 4                                             161,424
-----------------------------------------------------------------------------------
Shareholder reports                                                          94,562
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                  50,472
-----------------------------------------------------------------------------------
Legal, auditing and other professional fees                                  30,592
-----------------------------------------------------------------------------------
Trustees' fees and expenses                                                  17,362
-----------------------------------------------------------------------------------
Registration and filing fees                                                 85,235
-----------------------------------------------------------------------------------
Other                                                                       109,423
                                                                       ------------
Total expenses                                                            7,712,539

===================================================================================
Net Investment Income                                                    19,812,375

===================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments (including premiums on options exercised)                    70,945,935
Closing and expiration of options written--Note 5                         1,300,269
                                                                       ------------
Net realized gain                                                        72,246,204
-----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments    (41,477,060)
                                                                       ------------
Net realized and unrealized gain                                         30,769,144

===================================================================================
Net Increase in Net Assets Resulting from Operations                   $ 50,581,519
                                                                       ============

See accompanying Notes to Financial Statements.


                   22 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                        Six Months Ended   Year Ended
                                                        June 30, 1998      December 31,
                                                        (Unaudited)        1997
==========================================================================================
Operations
Net investment income                                   $    19,812,375    $    31,909,758
------------------------------------------------------------------------------------------
Net realized gain                                            72,246,204         54,059,260
------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation       (41,477,060)        43,452,225
                                                        ---------------    ---------------
Net increase in net assets resulting from operations         50,581,519        129,421,243

==========================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment
income:
Class A                                                      (4,648,132)        (6,865,016)
Class B                                                      (7,641,077)       (11,617,988)
Class C                                                      (1,805,568)        (2,462,263)
Class M                                                      (5,698,658)       (11,859,099)
------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                              --        (10,306,904)
Class B                                                              --        (20,590,978)
Class C                                                              --         (4,572,611)
Class M                                                              --        (16,003,763)

==========================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting
from beneficial interest transactions--Note 2:
Class A                                                      39,361,638         91,206,809
Class B                                                      78,491,573        157,527,088
Class C                                                      28,054,794         44,261,278
Class M                                                      (4,361,716)         3,408,746

==========================================================================================
Net Assets
Total increase                                              172,334,373        341,546,542
------------------------------------------------------------------------------------------
Beginning of period                                         958,655,712        617,109,170
                                                        ---------------    ---------------
End of period (including undistributed net investment
income of $18,940 for the period ended 6/30/98)         $ 1,130,990,085    $   958,655,712
                                                        ===============    ===============

See accompanying Notes to Financial Statements.


                   23 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
  Financial Highlights
--------------------------------------------------------------------------------

                                                    Class A
                                                    ------------------------------------------------------------------
                                                    Six Months
                                                    Ended June 30,     Year Ended December 31,
                                                    1998 (Unaudited)   1997               1996(1)        1995(3)
======================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                  $15.32             $14.27            $13.96        $13.11
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .33                .70(4)            .73(4)        .54(4)
Net realized and unrealized gain (loss)                  .53               1.94(4)            .65(4)       1.48(4)
                                                    --------           --------           -------        ------
Total income (loss) from investment operations           .86               2.64              1.38          2.02

----------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.34)              (.72)             (.72)         (.68)
Distributions from net realized gain                      --               (.87)             (.35)         (.49)
                                                    --------           --------           -------        ------
Total dividends and distributions to shareholders       (.34)             (1.59)            (1.07)        (1.17)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $15.84             $15.32            $14.27        $13.96
                                                    ========           ========           =======        ======

======================================================================================================================
Total Return, at Net Asset Value(5)                     5.56%             18.77%            10.13%        15.54%

======================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $237,526           $192,212           $93,578        $2,502
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $220,776           $145,929           $41,617        $1,799
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   4.25%(6)           4.58%             5.11%         5.63%(6)
Expenses                                                0.91%(6)           0.95%             0.98%(7)      1.05%(6)(7)
Expenses (excluding interest)(7)(8)                     0.91%(6)           0.95%             0.97%         1.01%(6)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                              48.6%              78.5%             52.7%         57.5%

1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. For the period from March 11, 1996 (inception of offering) to December 31, 1996.
3. For the period from May 1, 1995 (inception of offering) to December 31, 1995.
4. Per share information has been determined based on average shares outstanding for the period.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6. Annualized.


                   24 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Class B
                                                     -----------------------------------------------------------------
                                                     Six Months
                                                     Ended June 30,     Year Ended December 31,
                                                     1998 (Unaudited)   1997              1996(1)          1995(3)
======================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                   $15.35             $14.29            $13.98          $13.11
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .27                .58(4)            .62(4)          .45(4)
Net realized and unrealized gain (loss)                   .51               1.95(4)            .65(4)         1.51(4)
                                                     --------           --------          --------         -------
Total income (loss) from investment operations            .78               2.53              1.27            1.96

----------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.27)              (.60)             (.61)           (.60)
Distributions from net realized gain                       --               (.87)             (.35)           (.49)
                                                     --------           --------          --------         -------
Total dividends and distributions to shareholders        (.27)             (1.47)             (.96)          (1.09)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $15.86             $15.35            $14.29          $13.98
                                                     ========           ========          ========         =======

======================================================================================================================
Total Return, at Net Asset Value(5)                      5.09%             17.93%             9.28%          15.09%

======================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)             $474,423           $383,755          $211,176         $34,465
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $442,895           $296,426          $113,784         $15,184
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                    3.48%(6)           3.80%             4.31%           4.82%(6)
Expenses                                                 1.68%(6)           1.72%             1.75%(7)        1.69%(6)(7)
Expenses (excluding interest)(7)(8)                      1.68%(6)           1.72%             1.73%           1.64%(6)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                               48.6%              78.5%             52.7%           57.5%

7. The expense ratios reflect the effect of gross expenses paid indirectly by the Fund.

8. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $588,871,219 and $485,798,703, respectively.


                   25 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                       Class C
                                                       ----------------------------------------------------
                                                       Six Months
                                                       Ended June 30,      Year Ended December 31,
                                                       1998 (Unaudited)    1997             1996(1)(2)
===========================================================================================================
Per Share Operating Data
Net asset value, beginning of period                     $15.32             $14.27           $14.03
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .27                .59(4)           .50(4)
Net realized and unrealized gain (loss)                     .52               1.93(4)           .59(4)
                                                       --------            -------          -------
Total income (loss) from investment operations              .79               2.52             1.09

-----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.28)              (.60)            (.50)
Distributions from net realized gain                         --               (.87)            (.35)
                                                       --------            -------          -------
Total dividends and distributions to shareholders          (.28)             (1.47)            (.85)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $15.83             $15.32           $14.27
                                                       ========            =======          =======

===========================================================================================================
Total Return, at Net Asset Value(5)                        5.10%             17.88%            7.74%

===========================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)               $116,139            $85,397          $38,312
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $104,183            $62,343          $18,550
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      3.50%(6)           3.82%            4.32%(6)
Expenses                                                   1.66%(6)           1.70%            1.68%(6)(7)
Expenses (excluding interest)(7)(8)                        1.66%(6)           1.70%            1.67%(6)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                 48.6%              78.5%            52.7%

1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. For the period from March 11, 1996 (inception of offering) to December 31, 1996.
3. For the period from May 1, 1995 (inception of offering) to December 31, 1995.
4. Per share information has been determined based on average shares outstanding for the period.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
6. Annualized.


                   26 Oppenheimer Convertible Securities Fund

                                                   Class M
                                                   ---------------------------------------------------------------------------------
                                                   Six Months
                                                   Ended June 30,    Year Ended December 31,
                                                   1998 (Unaudited)  1997         1996(1)       1995         1994          1993
====================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $15.32           $14.27       $13.96        $12.20       $13.16       $11.43
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .30              .62(4)       .65(4)        .70(4)       .68(4)       .59(4)
Net realized and unrealized gain (loss)                 .52             1.94(4)       .66(4)       2.42(4)      (.81)(4)     1.79(4)
                                                   --------         --------     --------      --------     --------      -------
Total income (loss) from investment operations          .82             2.56         1.31          3.12         (.13)        2.38

------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.30)            (.64)        (.65)         (.87)        (.69)        (.65)
Distributions from net realized gain                     --             (.87)        (.35)         (.49)        (.14)          --
                                                   --------         --------     --------      --------     --------      -------
Total dividends and distributions to shareholders      (.30)           (1.51)       (1.00)        (1.36)        (.83)        (.65)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $15.84           $15.32       $14.27        $13.96       $12.20       $13.16
                                                   ========         ========     ========      ========     ========      =======

====================================================================================================================================
Total Return, at Net Asset Value(5)                    5.30%           18.19%        9.58%        26.00%       (1.12)%      21.23%

====================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $302,902         $297,292     $274,043      $239,341     $126,691      $69,375
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $308,439         $285,621     $264,936      $181,719     $106,829      $36,923
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  3.73%(6)         4.05%        4.59%         5.12%        5.24%        4.70%
Expenses                                               1.42%(6)         1.46%        1.58%(7)      1.58%(7)     1.66%        1.78%
Expenses (excluding interest)(7)(8)                    1.42%(6)         1.46%        1.55%         1.56%        1.65%        1.75%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                             48.6%            78.5%        52.7%         57.5%        52.8%        88.7%

7. The expense ratios reflect the effect of gross expenses paid indirectly by the Fund.
8. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $588,871,219 and $485,798,703, respectively.

See accompanying Notes to Financial Statements.


                   27 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Convertible Securities Fund (the Fund), a portfolio of the Bond Fund Series, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund intends to seek its objective by investing primarily in convertible fixed income securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class M shares. Class A and Class M shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that particular class and exclusive voting rights with respect to matters affecting that single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

================================================================================
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted equity securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used. Securities for which market quotations are not readily-available are valued at fair value under consistently applied procedures established by the Board of Trustees to determine fair value in good faith.


                   28 Oppenheimer Convertible Securities Fund

================================================================================
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may not invest in securities with bond ratings of less than C at the time of purchase nor may it invest in securities in default at the time of purchase. At June 30, 1998, securities with an aggregate market value of $825,000, representing 0.07% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. During 1995, the Fund acquired all of the assets and liabilities of another investment company which did not distribute its net investment income or realized gains and was taxed as a C corporation. Accordingly, an accrued tax liability was assumed by the Fund on the date of the acquisition. As of June 30, 1998, the remaining accrued tax liability for net unrealized gains on investments at the time of the acquisition was $693,569.


                   29 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies (continued)

Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class M shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends quarterly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund accretes original issue discount. Market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as income, rather than capital gain.

            Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                   30 Oppenheimer Convertible Securities Fund

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of shares of beneficial interest of each class, par value $.01 per share. Transactions in shares of beneficial interest were as follows:

                                                    Six Months Ended June 30, 1998    Year Ended December 31, 1997
                                                    ------------------------------    -----------------------------
                                                    Shares          Amount               Shares       Amount
-------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                                    3,873,557   $  61,855,404         7,279,999   $ 111,599,725
Dividends and distributions
reinvested                                                264,517       4,240,045           932,388      14,314,572
Redeemed                                               (1,683,984)    (26,733,811)       (2,225,551)    (34,707,488)
                                                    -------------   -------------     -------------   -------------
Net increase                                            2,454,090   $  39,361,638         5,986,836   $  91,206,809
                                                    =============   =============     =============   =============

-------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                                    5,630,241   $  90,356,133        10,397,158   $ 160,305,660
Dividends and distributions
reinvested                                                799,339      12,572,597         1,506,208      23,000,990
Redeemed                                               (1,525,122)    (24,437,157)       (1,674,594)    (25,779,562)
                                                    -------------   -------------     -------------   -------------
Net increase                                            4,904,458   $  78,491,573        10,228,772   $ 157,527,088
                                                    =============   =============     =============   =============

-------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                                    2,112,768   $  33,766,338         3,123,899   $  47,976,523
Dividends and distributions
reinvested                                                207,046       3,242,931           309,297       4,711,704
Redeemed                                                 (558,702)     (8,954,475)         (543,468)     (8,426,949)
                                                    -------------   -------------     -------------   -------------
Net increase                                            1,761,112   $  28,054,794         2,889,728   $  44,261,278
                                                    =============   =============     =============   =============

-------------------------------------------------------------------------------------------------------------------
Class M:
Sold                                                      704,681   $  11,407,710         1,920,434   $  29,581,986
Dividends and distributions
reinvested                                                537,292       8,455,109         1,354,464      20,607,753
Redeemed                                               (1,517,448)    (24,224,535)       (3,076,456)    (46,780,993)
                                                    -------------   -------------     -------------   -------------
Net increase (decrease)                                  (275,475)  $  (4,361,716)          198,442   $   3,408,746
                                                    =============   =============     =============   =============

================================================================================
3. Unrealized Gains and Losses on Investments

At June 30, 1998, net unrealized appreciation on investments and options written of $26,901,697 was composed of gross appreciation of $67,044,669, and gross depreciation of $40,142,972.


                   31 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% on the first $50 million of net assets, 0.50% of the next $250 million of net assets and 0.4375% on net assets in excess of $300 million.

            Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $24.12 for each Class A and Class M shareholder account and $26.02 for each Class B and Class C shareholder account.

            For the six months ended June 30, 1998, commissions (sales charges paid by investors) on sales of Class A and Class M shares totaled $1,125,971 and $372,583, of which $298,895 and $41,335, respectively, was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $3,520,565 and $317,910, respectively, of which $91,202 and $3,729, respectively, were paid to an affiliated broker/dealer. During the six months ended June 30, 1998, OFDI received contingent deferred sales charges of $448,415 and $14,820, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended June 30, 1998, OFDI paid $26,413 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                   32 Oppenheimer Convertible Securities Fund

================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended June 30, 1998, OFDI paid $4,866 and $6,364, respectively, to an affiliated broker/dealer as reimbursement for Class B and Class C personal service and maintenance expenses and retained $1,852,971 and $284,964, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At June 30, 1998, OFDI had incurred unreimbursed expenses of $13,527,074 for Class B and $1,219,279 for Class C.

            The Fund has adopted a Distribution and Service Plan for Class M shares to reimburse OFDI for its services and costs in distributing Class M shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.50% per year on Class M shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class M shares. OFDI may pay a portion of the asset-based sales charge which it receives from the Fund to provide additional compensation to broker/dealers who sell Class M shares. Each fee is computed on the average annual net assets of Class M shares, determined as of the close of each regular business day. During the six months ended June 30, 1998, OFDI paid $6,927 to an affiliated broker/dealer as reimbursement for Class M personal service and maintenance expenses and retained $515,331 as reimbursement for certain Class M sales-related distribution expenses.


                   33 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Option Activity

The Fund may buy put options, or write covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

            The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

            Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the cost of the security for a purchased put option is adjusted by the amount of premium received or paid.

            Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

            The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended June 30, 1998 was as follows:

                                                       Call Options
                                                       ----------------------
                                                       Number of   Amount of
                                                       Options     Premiums
--------------------------------------------------------------------------------
Options outstanding at December 31, 1997                10,752     $  3,935,024
Options written                                         14,627       10,093,757
Options closed or expired                              (16,050)      (8,519,127)
Options exercised                                       (3,629)      (1,215,942)
                                                       -------     ------------
Options outstanding at June 30, 1998                     5,700     $  4,293,712
                                                       =======     ============


                   34 Oppenheimer Convertible Securities Fund

================================================================================
6. Illiquid and Restricted Securities

At June 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at June 30, 1998 was $77,984,084, which represents 6.90% of the Fund's net assets, of which $32,961,566 is considered restricted. Information concerning restricted securities is as follows:

                                                                                        Valuation
                                                                             Cost       Per Unit as of
Security                                                Acquisition Date     Per Unit   June 30, 1998
------------------------------------------------------------------------------------------------------
Bonds and Other Securities
--------------------------
Bankers Trust Corp.:
3.10% Common Stock Linked Nts., 11/5/02 (ACC Corp.)            10/29/97      100.00%        123.50%
7% Common Stock Linked Nts., 11/5/02 (Sitel Corp.)              8/12/97      100.00          66.00
------------------------------------------------------------------------------------------------------
Hudson Hotels Corp., 7.50% Cv. Sub. Debs. 7/1/01                 7/8/96      100.00          93.80
------------------------------------------------------------------------------------------------------
Travel Ports of America, Inc. 8.50% Cv. Sr. Sub Debs.,
1/15/05 (Reg. S)                                        2/13/98-8/13/96      103.84         116.89

Stocks, Warrants and Other Securities
-------------------------------------
Danskin, Inc.:
Escrow deposit to be used to purchase 686,237 shares
of Restricted Common Stock in Rights Offering                   8/14/95   $     .30     $      .30
$88.2722 Cv. Preferred Stock, Series D                          8/14/95    5,000.00      20,625.00
Portion of Promissory Note to be used to purchase
53,309 shares of Restricted Common Stock in
Rights Offering                                                 8/14/95         .30            .30
Restricted Common Shares                                        8/14/95         .30            .30
Wts., Exp. 10/04                                                8/14/95          --            .72
------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 6% Yield
Enhanced Equity-Linked Debt Securities, 8/31/98
(Black & Decker Corp.)                                           9/5/98       39.48          52.29
------------------------------------------------------------------------------------------------------
SubMicron Systems Corp. Wts., Exp. 12/00                       12/11/95          --            .02


                   35 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
7. Bank Borrowings

The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with two other funds managed by the Manager in an unsecured line of credit with a bank, which permits borrowings up to $75 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. In addition, a commitment fee of 0.07% is allocated among the three participating funds at the end of each quarter, based on the average daily unused portion of the committed line. The commitment fee is allocated among the three funds based upon their respective average net assets for the period. The commitment fee allocated to the Fund for the six months ended June 30, 1998 was $2,729.

            The Fund had no borrowings outstanding during the six months ended June 30, 1998.


                   36 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
 Oppenheimer Convertible Securities Fund
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees      Bridget A. Macaskill, Chairman of the Board of
                             Trustees and President
                           John Cannon, Trustee
                           Paul Y. Clinton, Trustee
                           Thomas W. Courtney, Trustee
                           Lacy B. Herrmann, Trustee
                           George Loft, Trustee
                           Robert G. Galli, Trustee
                           Michael S. Rosen, Vice President
                           George C. Bowen, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Adele A. Campbell, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Andrew J. Donohue, Secretary
                           Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor         OppenheimerFunds, Inc.

================================================================================
Distributor                OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder   OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of               The Bank of New York
Portfolio Securities

================================================================================
Independent Accountants    PricewaterhouseCoopers LLP

================================================================================
Legal Counsel              Kirkpatrick & Lockhart LLP

                           The financial statements included herein have been taken from the records of the Fund without examination of the independent accountants.

                           This is a copy of a report to shareholders of Oppenheimer Convertible Securities Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Convertible Securities Fund. For material information concerning the Fund, see the Prospectus.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                   37 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------

===========================================================================================================
Real Asset Funds
-----------------------------------------------------------------------------------------------------------
Real Asset Fund                  Gold & Special Minerals Fund

===========================================================================================================
Global Stock Funds
-----------------------------------------------------------------------------------------------------------
Developing Markets Fund          International Growth Fund                   Quest Global Value Fund
International Small              Global Fund                                 Global Growth & Income Fund
 Company Fund

===========================================================================================================
Stock Funds
-----------------------------------------------------------------------------------------------------------
Enterprise Fund                  MidCap Fund                                 Growth Fund
Discovery Fund                   Capital Appreciation Fund                   Disciplined Value Fund
Quest Small Cap Value Fund       Quest Capital Value Fund                    Quest Value Fund

===========================================================================================================
Stock & Bond Funds
-----------------------------------------------------------------------------------------------------------
Main Street Income &             Total Return Fund                           Disciplined Allocation Fund
 Growth Fund                     Quest Balanced                              Multiple Strategies Fund
Quest Opportunity                 Value Fund(1)                              Convertible Securities Fund(2)
 Value Fund                      Equity Income Fund

===========================================================================================================
Taxable Bond Funds
-----------------------------------------------------------------------------------------------------------
International Bond Fund          Champion Income Fund                        U.S. Government Trust
World Bond Fund                  Strategic Income Fund                       Limited-Term Government Fund
High Yield Fund                  Bond Fund

===========================================================================================================
Municipal Funds
-----------------------------------------------------------------------------------------------------------
California Municipal Fund(3)     Pennsylvania Municipal Fund(3)              Rochester Division:
Florida Municipal Fund(3)        Municipal Bond Fund                         Rochester Fund Municipals
New Jersey Municipal Fund(3)     Insured Municipal Fund                      Limited Term New York
New York Municipal Fund(3)       Intermediate Municipal Fund                  Municipal Fund

===========================================================================================================
Money Market Funds(4)
-----------------------------------------------------------------------------------------------------------
Money Market Fund                Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."
2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."
3. Available only to investors in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                   38 Oppenheimer Convertible Securities Fund

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                                                               Distributor, Inc.

RS0345.001.0698  August 29, 1998